Business Combination and Deferred and Contingent Consideration on Acquisitions	6 Months Ended
Jun. 30, 2025
Business Combination and Deferred and Contingent Consideration on Acquisitions [Abstract]
Business Combination and Deferred and Contingent Consideration on Acquisitions

Note 6. Business Combination and Deferred and Contingent Consideration on Acquisitions

Business Combination

On May 15, 2025, the Company, completed the acquisition of 100% of the issued and outstanding shares of Munddi Soluções em Tecnologia Ltda. - ME (“Munddi”), an online platform that connects brands with consumers, suppliers, and retail chains based in São Paulo, Brazil. Munddi was purchased by Nvni Company Leadlovers and is managed directly by the entity as of May 15, 2025.

The acquisition was accounted for as a business combination under IFRS 3 - Business Combinations, using the acquisition method. The results of operations of Munddi have been included in the Company’s consolidated financial statements since the acquisition date.

Purchase consideration:	Amount
Cash paid at closing	288
Fair value of contingent payment	1,154
Total consideration transferred	1,442

The table below summarizes the fair values of acquired assets and liabilities assumed on the respective date of acquisition:

Recognized amounts of identifiable assets acquired and liabilities assumed:	Amount
Cash and cash equivalents	9
Accounts receivable	10
Brand	1,037
Technology software	989
Total - assets	2,045
Labor obligations	(9)
Tax obligations	(172)
Loans and financing	(920)
Deferred tax	(689)
Total - liabilities	(1,790)
Goodwill	1,187
Net assets acquired	1,442

The goodwill is attributed mainly to the skills and technical talent of the Company’s workforce and the synergies expected in the integration of the entity into the Group’s existing business. The carrying values of assets acquired and liabilities assumed, except for intangibles assets, approximates fair value on the date of the acquisition due to their nature and terms.

The Company incurred immaterial acquisition-related costs and revenue and profit contributions as of June 30, 2025. If the acquisition had occurred on January 1, 2025, management estimates that the combined entity would have reported immaterial pro forma revenue and net profit.

Deferred and Contingent Consideration on Acquisitions

The Group’s current and non-current liabilities payable under the deferred and contingent consideration arrangements are detailed as follows:

	June 30, 2025	December 31, 2024
Current deferred and contingent consideration:
Effecti	123,396	126,414
Leadlovers	57,717	56,799
Ipe	36,647	39,199
Datahub	26,396	26,938
Onclick	21,385	22,833
Smart NX	-	5,000
Munddi	1,036	-
Total current deferred and contingent consideration	266,577	277,183

The current deferred and contingent consideration (relating to fixed amounts) is accounted for as amortized cost. The following table shows a reconciliation of the beginning and ending balances of the deferred and contingent consideration.

Balance at January 1, 2024	232,077
Payments	(7,985)
Interest	53,091
Balance at December 31, 2024	277,183
Initial recognition of deferred and contingent consideration relating to acquisitions	1,036
Payments	(33,258)
Interest	21,616
Balance at June 30, 2025	266,577